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                                                                    EXHIBIT 10k9


                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

              (As Amended and Restated Effective January 1, 1989)


                                Eighth Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, as amended and restated effective January 1, 1989 and as thereafter amended (the "Plan"), and having reserved the right under Section
7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of the dates specified therein as follows:

                 1. Section 1.2(o) of the Plan is hereby amended, effective October 1, 1997, by adding the following to the end thereof:

         "From and after October 1, 1997, employment with STP Nuclear Operating Company shall be deemed to constitute 'Employment' with an Employer hereunder for all purposes except any such Employee shall not be eligible to make any additional deferrals of Compensation under the Plan."

                 2. Section 5.1(b) of the Plan is hereby amended, effective January 1, 1998, by striking the last sentence and inserting the following in lieu thereof:

         "For purposes of determining a benefit payable in the form of fifteen
         (15) installment payments under this Section 5.1(b), the Interest Crediting Rate shall be the greater of (i) the Interest Crediting Rate in effect for the Plan Year in which an Employee Participant attains age sixty-five (65) or a Director Participant attains age seventy (70) or (ii) the Interest Crediting Rate in effect for the Plan Year immediately prior to which an Employee Participant attains age sixty-five (65) or a Director Participant attains age seventy (70). This Interest Crediting Rate will constitute the applicable Interest Crediting Rate for all years thereafter in which the Normal Retirement Distribution is paid or payable."

                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one
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and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 13th day of November, 1997, but effective as of the dates stated herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By   /s/ LEE W. HOGAN
                                          --------------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
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